SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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THORIUM POWER, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Thorium Power, Ltd.
1600 Tyson’s Boulevard, Suite 550
McLean, Virginia 22102 USA
571.730.1200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 29, 2009

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Thorium Power, Ltd., a Nevada corporation (the “Company”), will be held on Monday, June 29, 2009, at 12:00 p.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 875 Third Avenue, 10th Floor, New York, New York 10022 USA for the following purposes:

1.	To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;
2.	To ratify the selection by the Audit Committee of Child, Van Wagoner & Bradshaw PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and
3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on April 30, 2009, you may attend and vote at the meeting.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this proxy statement and our 2008 Annual Report. The Notice contains instructions on how to access those documents over the Internet and how to request a paper copy of our proxy materials, including this proxy statement, our 2008 Annual Report and a form of proxy card or voting instruction card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number provided in the Notice of Internet Availability of Proxy Materials or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any stockholder attending the meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

Sincerely,

/s/ Dennis Hays
Dennis Hays
Corporate Secretary

April 30, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 29, 2009

Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about May 10, 2009, we will mail to our stockholders (other than those who previously requested electronic or paper delivery and registered stockholders) a Notice Regarding Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy materials, including our proxy statement and our annual report and how to access your proxy card to vote through the Internet or by telephone. The Notice also specifies the time by which you have to cast your vote by either of these methods.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

Thorium Power, Ltd.
1600 Tyson’s Boulevard, Suite 550
McLean, Virginia 22102 USA
571.730.1200

PROXY STATEMENT

The Board of Directors of Thorium Power, Ltd., a Nevada corporation (the “Company,” “Thorium Power” or “we”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for the 2009 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Monday, June 29, 2009, at 12:00 p.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 875 Third Avenue, 10th Floor, New York, New York 10022 USA.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to stockholders is May 10, 2009.

The purposes of the Meeting are to seek stockholder approval of two proposals: (i) electing five directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2009.

Who May Vote

Only stockholders of record of our common stock, $0.001 par value (the “Common Stock”), as of the close of business on April 30, 2009 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia 22102 USA.

The presence at the Meeting of holders of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities is outstanding on the date of mailing of this Proxy Statement.

Voting

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail if you received a printed set of the proxy materials. If you attend the meeting and prefer to vote at that time, you may do so.

By Internet  — If you have Internet access, you may submit your proxy via the Internet by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail  — If you received printed proxy materials, you may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. If you received a Notice, you may submit your proxy by telephone after accessing the proxy materials via the Internet. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed. Voting by telephone is not available to persons outside of the United States.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR ratification of Child, Van Wagoner & Bradshaw PLLC as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy and voting at the Meeting.

Abstentions and broker non-votes will not be counted as votes in favor of a matter being voted on, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll-free telephone number identified in the Notice, or by accessing the Internet website specified in the Notice, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, or by attending and voting in person at the Meeting. Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Internet Availability of Proxy Materials or, if applicable, our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Dennis Hays, our Corporate Secretary, orally by telephoning 571.730.1200 or in writing at Thorium Power, Ltd., 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia 22102 USA. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position with the Company	Term as Director of Company
Seth Grae	46	President, CEO and Director	April 2006 – Present
Thomas Graham, Jr.	75	Chairman	April 2006 – Present
Victor E. Alessi	68	Director	August 2006 – Present
Jack D. Ladd	59	Director	October 2006 – Present
Daniel B. Magraw	62	Director	October 2006 – Present
James Guerra	56	Chief Operating Officer and Chief Financial Officer	—
Andrey Mushakov	32	Executive Vice President – International Nuclear Operations	—
Dennis Hays	56	Vice President for Strategic, Governmental, and Public Affairs	—

Name	Position with the Company and Principal Occupations
Seth Grae	Mr. Grae was named the Chief Executive Officer and President of the Company on March 17, 2006, and effective April 2, 2006, became a director of the Company. Mr. Grae was the President, the Chief Executive Officer and a director of Thorium Power, Inc. prior to the merger with the Company. Mr. Grae has played an active role in all business activities of Thorium Power, Inc. since its inception in 1992. Mr. Grae led the efforts that resulted in Thorium Power, Inc.’s project at the Kurchatov Institute becoming one of the first grant recipients from the United States Department of Energy (“DOE”) for nuclear non-proliferation-related work in Russia. He is a member of the board of directors of the Bulletin of the Atomic Scientists and has served as co-chair of the American Bar Association’s Committee on Arms Control and Disarmament. As a former member of the board of directors of the Lawyers Alliance for World Security, Mr. Grae helped advise on the drafting of nuclear export control regulations in China and Belarus, and he participated in consultations with the government of India on nuclear power and weapons. On a pro bono basis, he represented refuseniks, who were nuclear scientists, in securing exit visas from the Soviet Union. Mr. Grae obtained his B.A. from Brandeis University cum laude, J.D. from American University, LL.M. in International Law with honors from Georgetown University and M.B.A. from Georgetown University. He has been admitted to the bars of New York, Connecticut, and Florida (all now inactive).
Thomas Graham, Jr.	Ambassador Graham became a director of the Company on April 2, 2006, and chairman of the board of directors on April 4, 2006. Ambassador Graham has been a member of the board of directors of Thorium Power, Inc., which is now a wholly-owned subsidiary of the Company. Ambassador Graham is one of the world’s leading experts in nuclear non-proliferation. He is Chairman of the Board of the Cypress Fund for Peace and Security. Ambassador Graham has served as a senior U.S. diplomat involved in the negotiation of every major international arms control and non-proliferation agreement for the past 35 years, including the Strategic Arms Limitations Talks (SALT), Strategic Arms Reduction Talks (START Treaties), Anti-Ballistic
Missile (ABM) Treaty, Intermediate Nuclear Forces (INF) Treaty, Nuclear Non-Proliferation Treaty (NPT), Conventional Armed Forces in Europe (CFE) Treaty and Comprehensive Test Ban Treaty (CTBT). In 1993, Ambassador Graham served as the Acting Director of the U.S. Arms Control and Disarmament Agency (ACDA), and for seven months in 1994 served as the Acting Deputy Director. From 1994 through 1997, he served as the Special Representative of the President of the United States for Arms Control, Non-Proliferation and Disarmament, and in this capacity successfully led U.S. government efforts to achieve the permanent extension of the NPT. He also served for 15 years as the general counsel of ACDA. Ambassador Graham worked on the negotiation of the Chemical Weapon Convention and the Biological Weapons Convention. He drafted the implementing legislation for the Biological Weapons Convention and managed the Senate approval of the ratification of the Geneva Protocol banning the use in war of chemical and biological weapons. He is also Chairman of the Board of Mexico Energy Corporation, an oil and gas exploration company listed on the American Stock Exchange (stock ticker symbol MXC). Ambassador Graham received an A.B. in 1955 from Princeton and a J.D. in 1961 from Harvard University. He is a member of the Kentucky, the District of Columbia and the New York Bars and is a member of the Council on Foreign Relations. He chaired the Committee on Arms Control and Disarmament of the American Bar Association from 1986 – 1994.
Ambassador Graham received the Trainor Award for Distinction in Diplomacy from Georgetown University in 1995.

Name	Position with the Company and Principal Occupations
Victor E. Alessi	Dr. Alessi became a director of the Company on August 23, 2006. Dr. Victor E. Alessi, who holds a Ph.D. in nuclear physics, is President Emeritus of the United States Industry Coalition (“USIC”), an organization dedicated to facilitating the commercialization of technologies of the New Independent States (“NIS”) of the former Soviet Union through cooperation with its members. He has held such position since August 1, 2006; prior to becoming President Emeritus, Dr. Alessi held the positions of CEO and President of USIC since 1999. Previously, he was President of DynMeridian, a subsidiary of DynCorp, specializing in arms control, nonproliferation, and international security affairs. Before joining DynMeridian in early 1996, Dr. Alessi was the Executive Assistant to the Director, U.S. Arms Control and Disarmament Agency (“ACDA”). At ACDA he resolved inter-bureau disputes, and advised the Director on all arms control and nonproliferation issues. Dr. Alessi served as Director of the Office of Arms Control and Nonproliferation in the Department of Energy (“DOE”) prior to his work at ACDA, overseeing all DOE arms control and nonproliferation activities. As a senior DOE representative, Dr. Alessi participated in U.S. efforts that led to successful conclusion of the Intermediate Nuclear Forces (INF), Conventional Forces in Europe, Threshold Test Ban, Peaceful Nuclear Explosions, Open Skies, Strategic Arms Reductions Talks Treaties and the Chemical Weapons Convention. In this role, he was instrumental in implementing the U.S. unilateral nuclear initiative in 1991 and was a member of the U.S. delegation discussing nuclear disarmament with Russia and other states of the former Soviet Union. He was in charge of DOE’s support to the U.N. Special Commission on Iraq, to the Nunn-Lugar Initiative, and represented DOE in discussions on the Comprehensive Test Ban (“CTB”) with the other nuclear weapons states before the CTB negotiations began in Geneva in 1994. Dr. Alessi has been the U.S. board member to the International Science and Technology Center in Moscow since its founding. He is also the U.S. board member to the Science and Technology Center in Ukraine. Dr. Alessi is a 1963 graduate of Fordham University, where he also earned a licentiate in Philosophy (Ph.L.) in 1964. He studied nuclear physics at Georgetown University, receiving his M.S. in 1968 and Ph.D. in 1969.
Jack D. Ladd	Mr. Ladd became a director of the Company on October 23, 2006. Mr. Ladd is the Dean of the School of Business of the University of Texas of the Permian Basin (UTPB), having been appointed to that position in July, 2007. Mr. Ladd was previously the Director of the John Ben Shepperd Leadership Institute of UTPB, having served as the head of that institution beginning in September, 2004. Earlier in his career Mr. Ladd was a practicing attorney with the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., in Midland, Texas. Mr. Ladd was appointed to the Texas State Securities Board in 2002 and two years later was designated its Chairman. Mr. Ladd has almost three decades of experience in public affairs, law, governance, and public service. As a practicing attorney, he has served on numerous civic, educational, religious and governmental boards and committees. He holds the Doctor of Jurisprudence degree from The University of Texas in Austin and a B.A. from the University of Texas in Austin.

Name	Position with the Company and Principal Occupations
Daniel B. Magraw	Mr. Magraw became a director of the Company on October 23, 2006. Mr. Magraw is a leading expert on international environmental law and policy. Mr. Magraw is President and CEO of the Center for International Environmental Law (CIEL). He has held this position since 2001. From 1992 – 2001, he was Director of the International Environmental Law Office of the US Environmental Protection Agency. He is a member of the U.S. Department of State Study Group on International Business Transactions and was Chair of the 15,000-member Section of International Law and Practice of the American Bar Association. He practiced international law, constitutional law, and bankruptcy law at Covington & Burling in Washington, DC from 1978 – 1983. Mr. Magraw is a widely-published author in the field of international environmental law. He is a graduate of Harvard University and the University of California, Berkeley Law School. Since 1996, Mr. Magraw has been a member of the board of directors of Thorium Power, Inc., which is now a wholly-owned subsidiary of the Company.
James Guerra	Mr. Guerra became the Chief Financial Officer and Treasurer of the Company on October 29, 2007, and the Chief Operating Officer on November 14, 2008. A seasoned financial executive, Mr. Guerra’s experience encompasses domestic and international markets as well as a diverse range of industries including nuclear energy. Most recently, he served as Vice President of Finance and Chief Financial Officer of Exelon Business Services Company from 2002 to 2007. Exelon Business Services Company is the corporate services and operating company of Exelon, the largest producer of nuclear energy in the United States. From 2000 – 2002, Mr. Guerra served as Vice President of Business Operations and Controller of Exelon Nuclear. Prior to joining Exelon, Mr. Guerra was Vice President of Finance and Treasurer and Controller of Grupo Dina, the Mexico City-based manufacturer of trucks and the largest producer of motor coaches and bus spare parts in North America. Earlier in his career, Mr. Guerra served in senior financial management positions with AT&T, Citigroup, and Beatrice Companies. Mr. Guerra holds a B.A. in Economics from the University of Notre Dame, an M.M. in Accounting/Finance from the Kellogg School of Management of Northwestern University and is a licensed CPA in the State of Illinois.
Andrey Mushakov	Mr. Mushakov became the Executive Vice President – International Nuclear
Operations of the Company on July 27, 2006. Mr. Mushakov joined Thorium Power, Inc. in 2000 and has served in various positions of increasing responsibility at the Company. He is the primary liaison between Thorium Power and the Russian nuclear organizations involved in nuclear fuel technology development. In 2004, Mr. Mushakov led successful negotiations with officials from the National Nuclear Security Administration and Oak Ridge National Laboratory (ORNL) that resulted in signing of a government contract between ORNL and Kurchatov Institute for work relating to Thorium Power's nuclear fuel development effort in Russia. His prior experience includes finance-related work in the banking and construction sectors. Mr. Mushakov has the following degrees: PhD in Economics from St. Petersburg State University of Economics and Finance (Russia), MS in Management with excellence (MBA equivalent) from Hult International Business School (formerly the Arthur D. Little School of Management), where he was enrolled as a recipient of the Russian President's Scholarship, and BS in Banking and Finance with honors from the Finance Academy of Russia.

Name	Position with the Company and Principal Occupations
Dennis Hays	Ambassador Hays became Vice President for Strategic, Governmental, and Public Affairs on July 27, 2006. He also serves as Company Spokesperson and Board Secretary. Ambassador Hays joined the United States Foreign Service in 1976 and served overseas in the Caribbean, Africa, and South America. He also worked as an advance person for Presidential and Vice Presidential visits overseas, and was twice elected President of the American Foreign Service Association (AFSA), the union and professional voice of the Foreign Service worldwide. Ambassador Hays was the Coordinator for Cuban Affairs at the Department of State from 1993 to 1995 and served as Director of the Office for Mexican Affairs the following year. He was the United States Ambassador to the Republic of Suriname from February 1997 to June 2000. After leaving government service, Ambassador Hays was the Executive Vice President of the Cuban American National Foundation from July 2000 to October 2003 and
Managing Director of the Washington, D.C. based Global and Government Affairs practice of Tew Cardenas, LLP until joining Thorium Power in 2006. Ambassador Hays has been awarded the State Department's Superior Honor Award four times (1981, 1987, 1991 and 1995) and the Meritorious Honor Award once (1979). He received the Christian Herter Award for Intellectual Courage in 1996 and the Order of the Palm from the Republic of Suriname in 2000. He earned an undergraduate degree in American Studies from the University of Florida and a Masters degree in Public Administration from the John F. Kennedy School of Government of Harvard
University. He is also a 1993 graduate of the National War College.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than ten percent of the outstanding Common Stock of the Company to file with the SEC and NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to us.

Based solely on a review of the copies of such forms received by the Company, we believe that with respect to the year ended December 31, 2008, the Company’s directors, officers and more than ten-percent stockholders timely filed all such required forms except as follows: Seth Grae did not accurately file a Form 4 for shares of Common Stock issued prior to his employment agreement dated February 14, 2006, and for shares cancelled in January 2007. Cumulative shares held directly or indirectly by Mr. Grae are 14,784,265 as of April 20, 2009; Thomas Graham did not timely file a Form 4 relating to the grant of 1,500,000 stock options on July 5, 2007; Jack Ladd did not timely file a Form 4 relating to the issuance of 59,276 shares of Common Stock; and Daniel Magraw did not timely file a Form 4 relating to the issuance of 48,887 shares of Common Stock.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.thoriumpower.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Thorium Power, Ltd., 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia 22102 USA.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members: Seth Grae, Thomas Graham, Victor Alessi, Jack Ladd and Daniel Magraw. The Board has established four Committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Executive Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Committees which are available on the Company’s website www.thoriumpower.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, Thorium Power, Ltd., 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia 22102 USA.

Independent Directors

Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable Nasdaq listing standards relating to Board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are: Mr. Alessi, Mr. Ladd and Mr. Magraw.

Audit Committee

Our audit committee consists of Messrs. Alessi, Ladd and Magraw, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Ladd serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The audit committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;
•	reviewing with our independent auditors any audit problems or difficulties and management’s response;
•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;
•	discussing the annual audited financial statements with management and our independent auditors;
•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;
•	annually reviewing and reassessing the adequacy of our audit committee charter;
•	meeting separately and periodically with management and our internal and independent auditors; and
•	reporting regularly to the full board of directors; and

•	such other matters that are specifically delegated to our audit committee by our board of directors from time to time.

All members of the audit committee met by telephone or in person 4 times during the fiscal year ended December 31, 2008.

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended December 31, 2008 is located on Appendix A to this Proxy Statement.

Compensation Committee

Our compensation committee consists of Messrs. Alessi, Ladd and Magraw, each of whom is “independent” as that term is defined under the Nasdaq listing standards. Our compensation committee assists the board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. The compensation committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;
•	reviewing and making recommendations to the board with respect to the compensation of our directors;
•	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and
•	reviewing periodically and making recommendations to the board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The compensation committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the compensation committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The compensation committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the compensation committee. The compensation committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the compensation committee, though the authority to act on such recommendations rests solely with the compensation committee.

Our compensation committee met 2 times during the fiscal year ended December 31, 2008.

Governance and Nominating Committee

Our governance and nominating committee consists of Messrs. Alessi, Ladd and Magraw, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The governance and nominating committee assists the board of directors in identifying individuals qualified to become our directors and in determining the composition of the board and its committees. The governance and nominating committee is responsible for, among other things:

•	identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;
•	reviewing annually with the board the current composition of the board in light of the characteristics of independence, age, skills, experience and availability of service to us;
•	identifying and recommending to the board the directors to serve as members of the board’s committees; and
•	monitoring compliance with our code of business conduct and ethics.

Our governance and nominating committee met 1 time during the fiscal year ended December 31, 2008.

Executive Committee

Our Executive Committee consists of Messrs. Alessi, Grae and Graham. The Executive Committee of the Company exercises the power of the board of directors between regular meetings of the board of directors and when timing is critical. The Executive Committee also assists the Board in fulfilling its oversight responsibility with respect to management-level staff, outside services providers and third party vendors.

Code of Ethics

The Board has adopted a Code of Conduct and Ethics that applies to the Company’s directors, officers and employees. A copy of this policy is available via our website at www.thoriumpower.com. Printed copies of our Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, Thorium Power, Ltd., 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia 22102 USA. During the fiscal year ended December 31, 2008, there were no waivers of our Code of Ethics.

Stockholder Communication with the Board of Directors.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, Thorium Power, Ltd., 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia 22102 USA for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Seth Grae CEO, President and Director	2008	341,000	170,500	—	2,325,915	64,137	2,901,552
	2007	275,000	137,060	127,088	1,670,845	—	2,209,993
Thomas Graham, Jr. Chairman(3)	2008	222,600	—	—	378,236	2,679	603,515
	2007	160,000	78,139	33,649	269,432	—	541,220
Erik Hallstrom COO(4)	2008	244,000	—	233,333	426,071	367,634	1,271,038
	2007	175,595	87,707	137,254	67,792	—	468,348
James Guerra CFO and COO(5)	2008	222,600	111,300	80,000	64,413	46,046	524,359
	2007	35,000	18,210	17,244	12,550	—	83,004

(1)	The valuation of stock based compensation is based in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment”, which requires the measurement of the cost of employee services received in exchange for an award of an equity instrument on the grant-date fair value of the award.
(2)	The heading “All Other Compensation” includes life insurance, disability insurance, medical and dental insurance, relocation expenses, certain travel arrangements and all amounts paid pursuant to severance arrangements.
(3)	Though his official title is Chairman of the Board of Directors, Mr. Graham is considered to be an executive officer of the Company.

(4)	On November 14, 2008, Mr. Hallstrom was removed as the Company’s Chief Operating Officer, without cause. Per the terms of Mr. Hallstrom’s Severance Agreement, all stock and options that had been granted to him by the Company vested automatically and fully upon his termination. The Company also accrued severance payable in 2009 related to his termination in 2008. The total amount included as compensation to Mr. Hallstrom in 2008 that is related to his severance, including the accelerated vesting of stock and options, is $731,588.
(5)	Mr. Guerra joined the Company as Chief Financial Officer on October 29, 2007, and compensation for 2007 is related to the services he provided in the last two months of that year. Mr. Guerra continues to serve as the Company’s Chief Financial Officer, and on November 14, 2008 upon the termination of Mr. Hallstrom, Mr. Guerra was also appointed as the Company’s Chief Operating Officer.

Narrative Disclosure to Summary Compensation Table

On February 14, 2006, the Company entered into an employment agreement with Seth Grae, wherein the Company agreed to pay to Mr. Grae an annual salary of $275,000 for performing the duties described in the employment agreement. Mr. Grae is also eligible to receive raises and discretionary bonuses, as well as stock based compensation over the term of the agreement. In addition, the Company agreed to issue to Mr. Grae 5,000,000 shares of common stock; all 5,000,000 shares of stock vested immediately on issuance. The Company redeemed 2,368,990 shares of these shares, for tax withholding to federal and state taxing authorities. Mr. Grae’s employment officially commenced on March 17, 2006, the date that the Company obtained D&O liability insurance coverage, and terminates on the fifth anniversary of the date of the agreement. As of January 1, 2008, Mr. Grae’s salary was increased to an annual salary of $341,000 and he received a bonus in the amount of $137,060 for his services in 2007 which was paid in 2008. Prior to his employment agreement, Mr. Grae owned 2,000,000 shares of the Company’s stock which had been awarded by the Company to him for pre-employment consulting services. Prior to his employment agreement Mr. Grae also owned 313,698 shares of Thorium Power, Inc., which pursuant to the merger agreement was converted to 8,039,390 shares of the Company’s stock at a rate of 25,628 shares per share of Thorium Power, Inc.

Also on February 14, 2006, the Company entered into an option agreement with Seth Grae, wherein the Company granted to Mr. Grae 7,200,000 non-qualified stock options, with a term of ten years at an exercise price of $0.795 per share. Mr. Grae’s option vested with respect to 6/48 of the total number of shares on the six month anniversary of the option agreement, and the remaining shares vest in equal monthly installments of 1/48 the total number of shares until all shares underlying the Option have vested. Mr Grae’s option will immediately and automatically vest in full upon a Change of Control, the termination of Mr. Grae’s employment by the Company without Cause, or the termination of Mr. Grae’s employment by Mr. Grae for Good Reason. “Change of Control,” “Cause,” and “Good Reason” are each defined in that certain employment agreement between Mr. Grae and the Company, dated February 14, 2006.

On October 6, 2006, the Company and Mr. Grae entered into an agreement whereby the parties cancelled an option, held by Mr. Grae, to purchase 150,000 shares of Thorium Power, Inc.’s common stock at an exercise price of $4.00. In consideration for terminating the options above, the Company then granted to Mr. Grae a non-qualified option for the purchase of 3,844,170 shares of the common stock of the Company, at an exercise price of $0.156 per share. The pricing and amount of shares granted to Mr. Grae was determined using the Black-Scholes option pricing model, so that the value of the cancelled and newly granted shares was the same.

Also on October 6, 2006, the Company and Mr. Grae entered into an agreement whereby the parties cancelled an option, held by Mr. Grae, to purchase 28,000 shares of Thorium Power, Inc.’s common stock at an exercise price of $10.00. In consideration for terminating the options above, the Company then granted to Mr. Grae a non-qualified two-year option for the purchase of 1,486,412 shares of the common stock of the Company, at an exercise price of $0.39 per share. The pricing and amount of shares granted to Mr. Grae was determined using the Black-Scholes option pricing model, so that the value of the cancelled and newly granted shares was the same. On January 16, 2007, these options were repriced to $0.50 and the term of the option was extended to January 16, 2009. On January 16, 2007, the trading price of the Company’s stock was $0.38. These options expired unexercised on January 16, 2009.

In December 2006, the Board of Directors granted to Mr. Grae 3,000,000 shares of the Company’s common stock as a year end 2006 bonus. The Company redeemed 1,200,000 of these shares, for tax withholding to federal and state taxing authorities.

On December 5, 2007, the Compensation Committee of the Board of Directors granted to Mr. Grae 363,108 shares of the Company’s common stock as part of its annual equity compensation to employees. The Company redeemed 145,243 of these shares, for tax withholding to federal and state taxing authorities. Additionally on December 5, 2007, the Compensation Committee granted to Mr. Grae two separate incentive stock options to purchase the Company’s common stock. The first option is a 10 year option to purchase 1,089,324 shares of the Company’s common stock, vesting in equal monthly instalments over a three year period with an exercise price of $0.35. The second option is an 8 year option to purchase 5,000,000 shares of the Company’s common stock, vesting in equal monthly instalments over a two year period with an exercise price of $0.45.

In addition to common shares of the Company’s stock held prior to Mr. Grae’s employment with the Company, and stock compensation granted to Mr. Grae over the term of his employment, Mr. Grae indirectly owns 96,000 shares of the Company’s stock that he purchased in the name of his wife.

On July 27, 2006, the Company granted to Mr. Graham, pursuant to the Company’s Second Amended and Restated 2006 Stock Plan, a non-qualified ten-year option for the purchase of 1,500,000 shares of the common stock of the Company, at an exercise price of $0.49 per share. Mr. Graham’s option vested with respect to 1/36 of the total number of shares on the date of grant, and the remaining shares vest in equal monthly installments of 1/36 the total number of shares until all shares underlying the Option have vested. Mr. Graham’s option will immediately and automatically vest in full upon a Change of Control, the termination of Mr. Graham’s employment by the Company without Cause, or the termination of Mr. Graham’s employment by Mr. Graham for Good Reason. “Change of Control,” “Cause,” and “Good Reason” are each defined in that certain employment agreement between Mr. Graham and the Company, dated July 27, 2006.

On December 15, 2006, the Company and Mr. Graham entered into an agreement whereby the parties cancelled an option, held by Mr. Graham, to purchase 2,562,780 shares of the Company’s common stock at an exercise price of $10.00. In consideration for terminating the options above, the Company then granted to Mr. Graham a non-qualified two-year option for the purchase of 467,242 shares of the common stock of the Company, at an exercise price of $0.30 per share. The pricing and amount of shares granted to Mr. Graham was determined using the Black-Scholes option pricing model, so that the value of the cancelled and newly granted shares was the same. These options were not exercised and they expired in December 2008.

On July 5, 2007, the Company granted to Mr. Graham, pursuant to the Company’s Second Amended and Restated 2006 Stock Plan, a non-qualified ten-year option for the purchase of 1,500,000 shares of the common stock of the Company, at an exercise price of $0.27 per share. Mr. Graham’s option vested with respect to 1/36 of the total number of shares on the date of grant, and the remaining shares vest in equal monthly installments of 1/36 the total number of shares until all shares underlying the Option have vested. Mr. Graham’s option will immediately and automatically vest in full upon a Change of Control, the termination of Mr. Graham’s employment by the Company without Cause, or the termination of Mr. Graham’s employment by Mr. Graham for Good Reason. “Change of Control,” “Cause,” and “Good Reason” are each defined in that certain employment agreement between Mr. Graham and the Company, dated August 1, 2007.

On December 5, 2007, the Compensation Committee of the Board of Directors granted to Mr. Graham 96,141 shares of the Company’s common stock as part of its annual equity compensation to employees. Additionally on December 5, 2007, the Compensation Committee granted to Mr. Graham a 10 year incentive stock option to purchase 288,422 shares of the Company’s common stock, vesting in equal monthly installments over a three year period with an exercise price of $0.35.

On January 24, 2007, the Company entered into an employment agreement with Mr. Hallstrom, dated February 1, 2007, pursuant to which the Company agreed to pay Mr. Hallstrom an annual salary of $200,000, as consideration for performance of his duties as Chief Operating Officer. In addition, the Company agreed (i) to issue to Mr. Hallstrom 1,000,000 shares of common stock of the Company and (ii) pursuant to the Company’s 2007 Stock Plan, to grant to Mr. Hallstrom a ten-year incentive option for the purchase of 1,000,000 shares of the common stock of the Company, at an exercise price equivalent to the fair market price on February 1, 2007, the effective date of the Agreement. The term of the agreement commenced on February 1, 2007, and ended with the termination of Mr. Hallstrom on November 14, 2008, at which time all shares and options immediately and automatically vested in full. The 1,000,000 options were not exercised and expired 90 days after the termination date.

On December 5, 2007, the Compensation Committee of the Board of Directors granted to Mr. Hallstrom 185,804 shares of the Company’s common stock as part of its annual equity compensation to employees. Additionally on December 5, 2007, the Compensation Committee granted to Mr. Hallstrom a 10 year incentive stock option to purchase 557,413 shares of the Company’s common stock, vesting in equal monthly installments over a three year period with an exercise price of $0.35. Upon Mr. Hallstrom’s termination on November 14, 2008 the 557,413 options vested immediately and automatically in full, but were not exercised and expired 90 days following the termination date.

On October 23, 2007, the Company entered into an employment agreement with Mr. Guerra pursuant to which the Company agreed to pay Mr. Guerra an annual salary of $222,600, as consideration for performance of his duties as Chief Financial Officer, Treasurer and Executive Vice President. In addition, the Company issued to Mr. Guerra, pursuant to the Company’s 2006 Stock Plan (i) 1,000,000 shares of common stock of the Company, which vest in equal monthly installments over a three year term with accelerated vesting upon a change of control, termination of Mr. Guerra by the Company without cause or the cessation of Mr. Guerra’s employment with the Company for good reason and (ii) a ten-year non-qualified option for the purchase of 1,000,000 shares of the common stock of the Company, at an exercise price of $0.35 per share. The terms of the October 23, 2007 agreement continue to set forth the terms and compensation with regard to Mr. Guerra’s employment following the appointment of Mr. Guerra as the Company’s Chief Operating Officer on November 14, 2008.

On December 5, 2007, the Compensation Committee of the Board of Directors granted to Mr. Guerra 11,173 shares of the Company’s common stock as part of its annual equity compensation to employees. Additionally on December 5, 2007, the Compensation Committee granted to Mr. Guerra a 10 year incentive stock option to purchase 55,863 shares of the Company’s common stock, vesting in equal monthly installments over a three year period with an exercise price of $0.35.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth all outstanding equity awards to our named executive officers as of December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Seth Grae, President, CEO and Director	5,100,000	2,100,000	—	$0.795	02/14/16	—	—	—	—
	3,844,170	—	—	$0.156	08/17/10	—	—	—	—
	1,486,412	—	—	$0.50	01/16/09	—	—	—	—
	393,367	695,957	—	$0.35	12/05/17	—	—	—	—
	1,805,556	3,194,444	—	$0.45	12/05/15	—	—	—	—
Thomas Graham, Chairman	1,250,000	250,000	—	$0.49	07/27/16	—	—	—	—
	104,152	184,270	—	$0.35	12/05/17	—	—	—	—
	750,000	750,000	—	$0.27	07/05/17	—	—	—	—
Erik Hallstrom, COO	1,000,000	—	—	$0.35	03/14/09	—	—	—	—
	557,413	—	—	$0.35	03/14/09	—	—	—	—
James Guerra, CFO, COO	291,667	708,333	—	$0.24	10/29/17	—	—	—	—
	20,173	35,690	—	$.035	12/05/17	—	—	—	—
	—	—	—	—	—	583,333	$81,666.62	—	—

Narrative to Outstanding Equity Awards Table

This information is located in the narrative to the summary compensation table above.

Director Compensation

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ending December 31, 2008. Neither Mr. Grae nor Mr. Graham were compensated for their service as directors in 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Total ($)
Victor Alessi	40,000	—	78,993	(1)	118,993
Jack Ladd	20,000	20,000	78,993	(1)	118,993
Daniel Magraw	20,000	20,000	78,993	(1)	118,993

(1)	Each of Messrs. Alessi, Ladd and Magraw individually had an aggregate of 583,794 option awards outstanding as of December 31, 2008.

Narrative to Director Compensation Table

We currently have three independent directors: Victor Alessi, Jack Ladd and Daniel Magraw. Mr. Alessi became a director of the Company on August 21, 2006. Pursuant to the Independent Director Contract between Mr. Alessi and the Company, Mr. Alessi receives $40,000 in cash per year for acting as a director of the Company. Messrs. Ladd and Magraw became directors of the Company on October 23, 2006. Pursuant to their respective Independent Director Contracts with the Company, each of Messrs. Ladd and Magraw receives $20,000 in cash per year and $20,000 worth of the Company’s common stock per year for serving on the board of directors of the Company.

Additionally, each of Messrs. Alessi, Ladd and Magraw were granted non-qualified options to purchase up to 500,000 shares of the common stock of the Company which shall vest with respect to 1/36 of the total number of shares on the one month anniversary of the date of grant; the remaining shares will subsequently vest 1/36 on the first day of each month thereafter until all options have vested. Each option shall immediately and automatically vest in full upon the termination of the respective director’s employment by the Company without cause.

Except for Messrs. Alessi, Ladd and Magraw, all of our current directors are also our officers and are compensated for the services that they provide to us in their capacity as officers. Other than Messrs. Alessi, Ladd and Magraw, our current directors do not receive any additional compensation for the services they provide to us as directors. Directors are reimbursed for out of pocket expenses incurred as a result of their participation on our board.

On December 5, 2007, the Compensation Committee of the Board of Directors granted to each of Messrs. Alessi, Ladd and Magraw 27,931 shares of the Company’s common stock as part of its annual equity compensation to employees. Additionally on December 5, 2007, the Compensation Committee granted to each of Messrs. Alessi, Ladd and Magraw a 10 year incentive stock option to purchase 83,794 shares of the Company’s common stock, vesting in equal monthly instalments over a three year period with an exercise price of $0.35.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of April 20, 2009 for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of Thorium Power, Ltd., 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia, 22102 USA.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Common Stock(3)
Seth Grae	27,842,245	8.80%
Thomas Graham, Jr.	4,506,117	1.47%
Andrey Mushakov	4,454,542	1.46%
James Guerra	1,557,323	*
Dan Magraw	1,176,897	*
Victor Alessi	544,378	*
Jack Ladd	683,760	*
Directors and Officers as a Group (seven people)	40,765,262	12.5%

*	Denotes less than 1% of the outstanding shares of Common Stock.
(1)	The number of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a “Presently Exercisable” security). Including those shares in the table does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares.
(2)	Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.
(3)	A total of 326,178,948 shares of the Company’s common stock are considered to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors.

There are currently five directors serving on the Board. At the Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with the Company	Term as Director of Company
Seth Grae	46	President, CEO and Director	April 2006 – Present
Thomas Graham, Jr.	75	Chairman	April 2006 – Present
Victor E. Alessi	68	Director	August 2006 – Present
Jack D. Ladd	59	Director	October 2006 – Present
Daniel B. Magraw	62	Director	October 2006 – Present

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Child, Van Wagoner & Bradshaw PLLC (“Child Van Wagoner”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009. Child Van Wagoner was the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2008, 2007 and 2006.

We are asking our stockholders to ratify the selection of Child Van Wagoner as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Child Van Wagoner to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Child Van Wagoner that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Child Van Wagoner will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following are the fees billed to us by Child Van Wagoner during fiscal years ended December 31, 2008 and 2007:

	2008	2007
Audit Fees	$39,506	$35,000
Audit Related Fees	0	0
Tax Fees	0	0
All Other Fees	4,000	0
Total	$ 43,506	$ 35,000

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by Child Van Wagoner, respectively, in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by Child Van Wagoner and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by Child Van Wagoner in connection with our private and public offerings conducted during such periods.

Our audit committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of our Board of Directors.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by Child Van Wagoner for our consolidated financial statements as of and for the year ended December 31, 2008.

The Board of Directors recommends a vote FOR ratification of the selection of Child Van Wagoner & Bradshaw PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of Thorium Power, Ltd. at 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia 22102 USA, no later than the close of business on December 31, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Thorium Power, Ltd., c/o Corporate Secretary, 1600 Tyson’s Boulevard, Suite 550, McLean, Virginia 22102 USA. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors

/s/ Dennis Hays
Dennis Hays
Corporate Secretary

April 30, 2009

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. The Board has determined, based upon an interview of Jack D. Ladd and a review of Mr. Ladd’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Ladd shall be designated as an “audit committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Ladd has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2008, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

/s/ The Audit Committee Jack D. Ladd Victor E. Alessi Daniel B. Magraw

A-1

THORIUM POWER, LTD.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2009

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of Thorium Power, Ltd., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 30, 2009, and hereby constitutes and appoints Seth Grae and Dennis Hays, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders to be held on June 29, 2009, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: ☐

Seth Grae
Thomas Graham, Jr.
Victor E. Alessi
Jack D. Ladd
Daniel B. Magraw

Withhold authority for the following:

☐ Seth Grae
☐ Thomas Graham, Jr.
☐ Victor E. Alessi
☐ Jack D. Ladd
☐ Daniel B. Magraw

2.	Approve the ratification of Child, Van Wagoner & Bradshaw PLLC as the Company’s accountant for fiscal year 2009.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF CHILD, VAN WAGONER & BRADSHAW PLLC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 30, 2009 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 30, 2009, and the 2008 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date , 2009

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.